                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2002
                                                           --------------

                       CHASE MORTGAGE FINANCE CORPORATION
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)


               Delaware                               333-76801                             52-1495132
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                      343 Thornall Street,                                                    08837
                          Edison, NJ
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                  (Address of principal executive offices)                                   Zip Code



           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets: General.

         On June 27, 2002, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 2002-A1, such series representing interests in a pool of adjustable rate conventional one- to two-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 25, 2002, as supplemented by the prospectus supplement dated June 25, 2002 (together, the "Prospectus").

         The Class A Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IIA-1 Certificates, Class IIA-2 Certificates, the Class IIA-3 Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.              Description
-----------              -----------

   4 Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation and Citibank, N.A., as trustee, dated as of June 1, 2002, for Multi-Class Mortgage Pass-Through Certificates, Series 2002-A1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CHASE MORTGAGE FINANCE CORPORATION

Date:  July 12, 2002


                           By: /s/ Eileen A. Lindblom
                              ----------------------------
                               Name: Eileen A. Lindblom
                               Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

    4                    Pooling and Servicing Agreement among Chase Mortgage
                         Finance Corporation, Chase Manhattan Mortgage Corporation
                         and Citibank, N.A., as trustee, dated as of June 1, 2002, for
                         Multi-Class Mortgage Pass-Through Certificates, Series 2002-A1
